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                                 PROVIDENT BANK
                  2006 EXECUTIVE VICE-PRESIDENT INCENTIVE PLAN

OBJECTIVE
---------
The purpose of this plan is to closely align management total compensation to the short and long-term financial goals of the organization.

PARTICIPANTS
------------
This plan shall apply to the levels of management defined below:

             Executive Vice Presidents

ELIGIBILITY
-----------
To be eligible for benefits under this plan each participant must be employed in one of the above categories and in good standing. For those employed in one of the above categories less than one full year, the amount will be pro-rated based on the actual number of full calendar months employed in one of the above categories.

INCENTIVE OBJECTIVES
--------------------
A.    CORPORATE
      The criteria to be used for the corporate performance measure shall be Earnings Per Share (EPS) as determined annually by the Board of Directors.

B.    INDIVIDUAL
      The criteria to be used for the individual performance measure shall be the employee's overall performance rating for calendar year 2006.

PERFORMANCE MEASURES
--------------------
For 2006, as determined by the Compensation Committee of the Board of Directors are:

A.   CORPORATE EARNINGS PER SHARE (EPS)

             Threshold
             Target
             Maximum

B.    INDIVIDUAL
      The individual performance measure will be based upon an overall performance rating for calendar year 2006 of "On Target" or "Above Target". An employee with a "Below Target" overall performance rating will not be eligible for any award under this plan.


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                                 PROVIDENT BANK
                  2006 EXECUTIVE VICE-PRESIDENT INCENTIVE PLAN
                                     PAGE 2

INCENTIVE COMPENSATION COMPUTATION
----------------------------------
A.    CORPORATE PERFORMANCE
      For incentive compensation to be awarded at least the Threshold must be achieved.

B.    INDIVIDUAL PERFORMANCE
      The individual performance measure will be based upon an overall performance rating for calendar year 2006 of "On Target" or "Above Target". An employee with a "Below Target" overall performance rating will not be eligible for any award under this plan.

PAYMENT OF INCENTIVE AWARDS
---------------------------
A.    TIMING
      Incentive compensation payable under this plan will be paid to participants within two months after the year-end financials have been certified.

B.    DEFERRAL
      Participants may defer all or part of the compensation payable under this plan under separate agreement with the corporation. Any decision to defer incentive compensation must be made at the inception of the current year's plan. Access to deferred moneys is guided by IRS regulations applicable to
      Section 401(k) of the Internal Revenue Code.

C.    INCENTIVE AWARD SCHEDULE
      Each year a schedule will be attached to this plan showing threshold, target and maximum levels of incentive compensation set by the Board of Directors.


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                                 PROVIDENT BANK
                  2006 EXECUTIVE-VICE PRESIDENT INCENTIVE PLAN
                            INCENTIVE AWARD SCHEDULE


PERFORMANCE MEASURES
--------------------
                                   THRESHOLD         TARGET         MAXIMUM
                                   ---------         ------         -------

Earnings Per Share


INCENTIVE AWARD CALCULATION
---------------------------

The incentive award will be determined as a percentage of year-end base salary.

--------------------------------------------------------------------------------
                                BANK PERFORMANCE
--------------------------------------------------------------------------------
          TRESHOLD                    TARGET                     MAXIMUM
-------------------------- ----------------------------- -----------------------
   EMPLOYEE PERFORMANCE        EMPLOYEE PERFORMANCE        EMPLOYEE PERFORMANCE
-------------------------- ----------------------------- -----------------------
    ON         ABOVE           ON              ABOVE         ON         ABOVE
  TARGET       TARGET        TARGET            TARGET      TARGET       TARGET
-------------------------- ----------------------------- -----------------------
13% - 17%    18% - 22%      23% - 27%         28% - 32%   33% - 37%   38% - 42%
-------------------------- ----------------------------- -----------------------


  PARTICIPANTS
  ------------
  R. Wayne Hall
  Russell Johnson
  John King
  R. Hugh Newton
  H. Les Patrick
  Dennis Starliper
  Jeanne Uphouse